UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2022, Jaguar Health, Inc. (the “Company”) and Napo Pharmaceuticals, Inc., the Company’s wholly-owned subsidiary (“Napo” and together with the Company, the “Borrower”), entered into an amendment (the “Global Amendment”) with Streeterville Capital, LLC (“Streeterville”) to (i) the note purchase agreement, dated as of January 19, 2021, by and between Borrower and Streeterville (the “Note Purchase Agreement”) and (ii) the secured promissory note in the original principal amount of $6,220,812.50 (the “Note”) issued by Borrower to Streeterville as of January 19, 2021, pursuant to the Note Purchase Agreement, as amended by the global amendment, dated as of April 14, 2022, by and between Borrower and Streeterville (the “Note Amendment”). Copies of the Note Purchase Agreement and Note are attached as Exhibits 10.1 and 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2022, and a copy of the Note Amendment is attached as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 15, 2022.

Pursuant to the Global Amendment, (i) Streeterville will, under the Note Purchase Agreement, no longer be entitled to the Return Bonus (as defined in the Note Purchase Agreement) in the event of a sale by Borrower of the program to pursue the TDPRV (as defined in the Note Purchase Agreement); (ii) Borrower may not prepay the Note without Streeterville’s prior written consent; and (iii) the deadline to begin the Phase 1 clinical trial for Lechlemer, as provided in the definition of the term “Trial Failure” in the Note, is extended from July 1, 2022 to July 1, 2023.

The foregoing description of the Global Amendment does not purport to be complete and is qualified in its entirety by reference to the Global Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
10.1	Global Amendment, dated October 17, 2022, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President and Chief Executive Officer

Date: October 21, 2022